As of September 30, 2009

The Phoenix Companies, Inc.
Investment Portfolio Supplement

EXHIBIT 99.1

Important disclosures

This presentation may contain “forward-looking statements”  within the meaning of the Private Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,”  “expect,” “intend,” “may,” “should” and other similar words or expressions.
Forward-looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on the company.  They are not guarantees of future performance.  Our actual business, financial condition and results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others:  (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the effect of continuing adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (vii) further downgrades in our debt or financial strength ratings; (viii) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our pricing expectations; (ix) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (x) our dependence on non-affiliated distributors for our product sales; (xi) our dependence on third parties to maintain critical business and administrative functions; (xii) our ability to attract and retain key personnel in a competitive environment; (xiii) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xiv) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xv) the potential need to fund deficiencies in our Closed
Block; (xvi) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xvii) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically (xviii) other legislative or regulatory developments; (xix) legal or regulatory actions; (xx) changes in accounting standards; (xxi) the potential effects of the spin-off of our former asset management subsidiary; (xxii) the potential effect of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results; (xxiii) the risks related to a man-made or natural disaster; and (xxiv) other risks and uncertainties described herein or in any of our filings with the SEC.

This information is provided as of September 30, 2009.  We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Table of contents

Summary

Invested Assets

Historical Portfolio Ratings

Bond Portfolio

Financial Sector Holdings

Structured Securities Portfolio

Realized Credit Impairment Losses

Unrealized Losses

Commercial Mortgage-Backed Securities (CMBS)

Residential Mortgage-Backed Securities (RMBS)

Collateralized Debt Obligations (CDO) Holdings

Appendix:

Phoenix Life Insurance Company (PLIC) Closed Block

Page(s)

4

5

6 - 7

8

9

10

11

12 - 13

14 - 15

16 - 23

24

25 - 28

Summary

Well diversified and liquid general account investment portfolio, managed by a team with a successful track record of investing over a variety of market cycles, following a disciplined monitoring process

Approximately 89% of bond investments are investment grade. Emphasis is on liquidity with 71% of bonds invested in public securities

Strict limits on individual financial exposures that mitigate our loss potential to any one particular entity; as a result, we have limited exposure to the financial institutions that have been in the news

Net unrealized losses improved by $669 million during the third quarter.  Approximately 56% of unrealized losses are rated investment grade

Residential mortgage-backed securities exposure is high quality and diversified. Exposure is concentrated in agency and prime-rated securities with only 2.3% of invested assets in Alt-A and subprime investments

Commercial mortgage exposure is in highly rated commercial mortgage-backed securities with minimal direct loan or real estate holdings

No subprime collateralized debt obligations (CDO) exposure.  CDO holdings are backed by bank loans, investment grade bonds and commercial mortgage-backed securities

No credit default swap (CDS) exposure

Portfolio comprised primarily of
fixed income securities

Bonds $10,545

77%

Policy Loans $2,422

17%

Invested Assets:  $13.9 Billion

$ in millions

Market value as of September 30, 2009

Cash & Cash Equivalents

Venture Capital

Stock

Mortgages & Real Estate

Other Invested Assets

$127
$186
$22

$43

$513

1%

1%

0%

0%

4%

High quality portfolio

Percentages based on GAAP Value

As of September 30, 2009

          29.1

              29.6

          27.5

              25.6

Private Bonds

              70.4

              41.0

              59.0

                 8.2

              91.8%

2008

          70.9

          48.3

          51.7

          11.4

          88.6%

3Q 2009

          72.5

              74.4

Public Bonds

          35.3

              27.5

Percentage of BIG in NAIC 4-6

          64.7

              72.5

Percentage of BIG in NAIC 3

             7.7

                 8.3

Below Investment Grade (BIG) Bonds

          92.3%

              91.7%

Investment Grade Bonds

2006

      2007

Moody's
S & P
Phoenix
57%
29%
11%
72%
37%
42%
70%
38%
32%
71%
46%
15%
Aaa/AAA
Aa/AA
A/A
Baa/BBB

>
>
>

Rating downgrades of structured
securities

Rating agency downgrade activity has dominated the market in late 2008 and 2009

90% of the Phoenix ABS, RMBS, and CMBS portfolio are Aaa/AAA and Aa/AA

The Phoenix portfolio held up well despite the challenging markets

2009 Twelve Month Ratings Transition Data - % of ABS, CMBS, RMBS Downgraded

Based on # of issues

Source:  Moody’s September 2009 Structured Rating Transitions, S&P Structured Finance Rating Transition as of October 2, 2009

Bond portfolio diversified by sector

U.S. Corporates

49%

Foreign Corporates

9%

ABS

6%

  Emerging Markets

5%

$ in millions

Market value as of September 30, 2009

1Includes $191 million of Home Equity Asset Backed Securities also included in the RMBS exhibits

Below Investment Grade Bonds

RMBS

15%

                 9.5

1,003

Commercial MBS

              14.4

1,517

Foreign Corporates

              19.1

2,010

Residential MBS1

                 4.2

449

Utilities

                 2.3

247

CBO/CDO/CLO

                 8.4

883

U.S. Treasuries / Agencies

              14.1

1,490

Financials

Bond Portfolio

           100.0%

$10,545

Total

                 1.3

133

Emerging Markets

                 1.7

175

Taxable Municipals

                 2.4

250

Asset Backed Securities

As of September  30, 2009

$2,388

              22.6%

Industrials

Bonds by Rating

NAIC 1

58.0%

NAIC 2

30.6%

NAIC 3 & Lower

11.4%

CDO/CLO

16%

Diverse financial sector holdings

                59.8

                 0.4

54.1

57.9

Consumer Finance

                60.4%

              10.7%

$1,489.8

$1,656.2

Total

                    -

                  -

0.7

0.7

Project Finance

                58.6

                 1.5

204.2

208.6

REITS

                56.2

                 0.7

98.0

93.1

Leasing/Rental

                62.3

                 2.6

360.9

374.9

Insurance

                51.6

                 1.6

222.4

309.5

Diversified Financial

                54.9

                 0.5

69.3

79.4

Commercial Finance

                55.5

                 0.6

87.9

89.7

Broker-Dealer

                67.9%

                 2.8%

$392.3

$442.4

Bank

Book

Value

Market

Value

% General
Account

% in Closed
Block

Sector

As of September 30, 2009

Percentages based on market value

$ in millions

High quality structured
securities portfolio

Structured portfolio is approximately 87% investment grade

RMBS (51.8%) and CMBS (28.6%) dominate the structured portfolio

AAA

74.5%

B or less – 9.4%

BBB – 5.3%

AA – 5.1%

A – 2.3%

BB – 3.4%

1 Includes $29.2 million of CMBS CDOs

Market value as of September 30, 2009

Quality rating breakdown based on NAIC ratings

$ in millions

                 7.0

246.6

CBO/CDO/CLO1

                 0.9

29.7

Aircraft Equipment Trust

Structured Securities Portfolio

           100.0%

$3,510.2

Total

                 0.6

22.0

Auto Loans

As of September 30, 2009

                 1.4

47.2

Manufactured Housing

              28.6

1,002.9

Commercial MBS

                 5.4

191.0

Home Equity

                 4.3

151.4

Other ABS

$ 1,819.4

              51.8%

Residential MBS

Moderation in credit impairments

As of September 30, 2009

$ in millions

3.5

-

-

1.0

Equity

$14.9

1.1

$10.3

-

0.9

-

6.0

-

2.1

$1.3

3Q09

$20.9

1.8

$19.1

-

4.6

-

7.1

5.4

1.6

$0.4

2Q09

$137.7

7.2

$129.5

5.7

75.7

1.7

19.0

17.5

8.2

$1.7

4Q08

$38.3

6.9

$31.4

3.8

19.5

-

2.6

0.7

3.6

$1.2

1Q09

Total Debt

Schedule BA

Total Credit Impairments

Other ABS/MBS

Corporate

CMBS

CLO/CDO

Subprime RMBS

Alt-A RMBS

Prime RMBS

GAAP Credit Impairments

Improved net unrealized loss position

1 All Other – Corporates, Agency RMBS, Other ABS, Foreign

As of September 30, 2009

$ in millions

        $(1,072.7)

               (122.7)

               (116.9)

               (290.9)

               (131.0)

               (146.3)

               (165.1)

               $(99.8)

6/30/2009

            $(403.6)

               (191.7)

                  (61.8)

               (166.4)

                  (50.5)

               (114.8)

               (129.3)

               $(72.4)

9/30/2009

                $669.2

                   314.5

                      55.1

                   124.4

                      80.6

                      31.5

                      35.8

                   $27.3

3Q09
Improvement

        $(1,645.2)

               (388.9)

               (192.3)

               (410.6)

               (160.9)

               (214.4)

               (155.4)

            $(122.7)

12/31/2008

        $(1,574.7)

               (294.5)

               (185.7)

               (469.9)

               (160.7)

               (154.7)

               (199.6)

            $(109.6)

3/31/2009

Total

All Other1

All Other High Yield

Financial

CMBS

CDO/CLO

Subprime/Alt-A

RMBS Prime

$266.8
$170.6
$140.1
$99.4
$88.3
$12.1
NAIC 1
NAIC 2
NAIC 3
NAIC 4
NAIC 5
NAIC 6

Gross unrealized losses concentrated
in investment grade issues

Market value as of September 30, 2009

$ in millions

Well constructed CMBS portfolio

Phoenix CMBS Portfolio

High levels of credit enhancement

Excellent credit characteristics vs.
market

Avoided 2006 and 2007 aggressive
underwriting

50 months

71.3%

5.89%

66%

28%

26%

Market1

6.82%

Weighted average coupon

71.6%

Weighted average LTV

29%

Weighted average credit
enhancement

89 months

Weighted average loan age

27%

Interest Only (I/O) loans

36%

Weighted average credit
enhancement (U.S. Treasury
defeasance adjusted)

Phoenix

1Sources: Barclays CMBS Index, Trepp

As of September 30, 2009

2007
2006
2005
2004 & Prior
AAA
AA
A
BBB
Below BBB

Highly rated, seasoned CMBS portfolio

$1.0 billion in market value

$169 million or 16% Government
guaranteed

83% AAA and less than 2% BBB or
below

87% 2005 and prior origination

Only 3% in CMBS CDO’s

Market value as of September 30, 2009

Percentages based on market value

$ in millions

$66.6

$71.9

$61.1

$832.5

AAA

AA

A

BBB

Below BBB

Total

% Yr of Issue

Year of Issue

2007

$46.6

6.5

12.4

-

1.1

$66.6

6.4%

2006

$60.5

6.5

3.1

1.8

-

$71.9

7.0%

2005

$34.7

12.2

11.1

2.7

0.4

$61.1

5.9%

2004 and Prior

$714.7

55.5

48.5

13.8

-

$832.5

80.7%

Total

$856.5

80.7

75.1

18.3

1.5

$1,032.1

% by Rating

83.0%

7.8

7.3

1.8

0.1

High quality,diversified RMBS portfolio

As of September 30, 2009

Percentages based on market value

$ in millions

         6.3%

         5.7%

      35.2%

      12.3%

-

BB &
Below

2.9%

1.0%

   4.0%

   85.8%

          14.4%

$2,010.4

$2,169.7

Total

10.1%

7.9%

10.1%

   66.2%

             1.0%

138.3

190.2

Subprime

8.1%

1.6%

   9.6%

   45.5%

             1.3%

179.8

257.2

Alt-A

6.4%

1.6%

10.9%

   68.8%

             3.2%

450.3

522.7

Prime

-

-

-

100.0%

             8.9%

$1,242.0

$1,199.6

Agency

BBB

A

AA

AAA

% General
Account

Market
Value

Book
Value

Rating

Well constructed RMBS portfolio

                29.0

              88

                    67

              76

               1.0

Subprime

                34.0

           100

                    67

              55

               1.3

Alt-A

               3.2%

% of General

Account

Non-Agency
Prime

                    82%

% of Portfolio
Originated in 2005
& Prior

              80%

% Rated AAA
& AA

              92%

% of Portfolio
Backed by
Fixed Rate
Collateral

                47.0%

% of Market
Backed by
Fixed Rate
Collateral

Market value as of September 30, 2009

Source: JP Morgan MBS Research, Bank of America/Merrill Lynch Credit Round-up

43.7%
26.5%
19.8%
15.9%
8.9%
4.6%
Non-Agency Prime
Alt-A
Subprime
Market
Phoenix

RMBS delinquencies
better than market

As of September 30, 2009

Source: JP Morgan MBS Research 60+ day

2007
2006
2005
2004 and Prior
AAA
AA
A
BBB
Below BBB

High quality, seasoned non-agency
prime RMBS holdings

$450 million market value

80% AAA and AA rated

82% 2005 and prior origination

92% fixed rate

100% of 2007 originations are
super senior classes

As of September 30, 2009

Percentages based on market value

$ in millions

$15.2

$64.7

$82.9

$287.4

AAA

AA

A

BBB

Below BBB

Total

% Yr of Issue

Year of Issue

2007

-

2.4

-

-

12.8

$15.2

3.4%

2006

$13.6

7.6

-

10.9

32.6

$64.7

14.4%

2005

$46.5

8.0

6.8

12.4

9.2

$82.9

18.4%

2004 and Prior

$249.7

30.9

0.3

5.7

0.8

$287.4

63.8%

Total

$309.8

48.9

7.1

29.0

55.4

$450.2

% by Rating

68.8%

10.9

  1.6

  6.4

12.3

Well constructed non-agency prime
RMBS portfolio

As of September 30, 2009

Source: JP Morgan MBS Research – September 2009, Bloomberg

Weighted average credit enhancement

Weighted average 60+ day delinquent loan

Phoenix prime portfolio loss coverage: using 30% loss severity

Market

5.0%

8.9%

1.9x

Phoenix

10.1%

  4.6%

  7.3x

2007
2006
2005
2004 and Prior
AAA
AA
A
BBB
Below BBB

Seasoned non-agency Alt-A RMBS
holdings

$180 million market value

55% AAA or AA rated

67% 2005 and prior originations

Market value as of September 30, 2009

Percentages based on market value

$ in millions

$2.9

$56.9

$48.1

$71.9

AAA

AA

A

BBB

BB & Below

Total

% Yr of Issue

Year of Issue

2007

-

-

-

-

2.9

$2.9

1.6%

2006

$35.4

-

-

-

21.5

$56.9

31.6%

2005

$9.1

-

0.4

-

38.6

$48.1

26.8%

2004 and Prior

$37.3

17.3

2.5

14.6

0.2

$71.9

40.0%

Total

$81.8

17.3

2.9

14.6

63.2

$179.8

% by Rating

45.5%

  9.6

  1.6

  8.1

35.2

Well constructed non-agency Alt-A
RMBS portfolio

As of September 30, 2009

Sources: JP Morgan MBS Research – September 2009

Bank of America/Merrill Lynch – September 2009

Option ARM

Alt-A ARM

Alt-A Fixed

60+ Delinquent

Alt-A Market

  32%

  35%

  34%

26.5%

Phoenix

  0.2%

  -

99.7%

15.9%

>
>
>
>

2007
2006
2005
2004 and Prior
AAA
AA
A
BBB
Below BBB

High quality non-agency subprime
RMBS portfolio

$138 million market value

76.0% rated AAA or AA

Phoenix 60+ day delinquent
19.8% vs. 43.7% for the subprime
market

Phoenix weighted average credit
support is 39.0%

$ in millions

As of September 30, 2009

Percentages based on market value

Source: JP Morgan MBS Research September 2009

$30.3

$15.2

$45.4

$47.4

AAA

AA

A

BBB

Below BBB

Total

% Yr of Issue

Year of Issue

2007

$19.4

2.1

-

6.2

2.6

$30.3

21.9%

2006

$3.4

-

8.4

2.1

1.3

$15.2

11.0%

2005

$31.2

8.0

2.5

-

3.7

$45.4

32.8%

2004 and Prior

$37.6

3.9

-

5.6

0.3

$47.4

34.3%

Total

$91.6

14.0

10.9

13.9

7.9

$138.3

% by Rating

66.2%

10.1

  7.9

10.1

  5.7

Diversified CDO holdings

As of September 30, 2009

Percentages based on market value

No affiliated CDO holdings as of September 30, 2009

$ in millions

   29.6%

-

  1.3%

-

60.8%

30.5%

BB &
Below

18.8%

3.1%

 46.6%

30.2%

0.2%

29.2

59.1

CMBS

28.6%

23.1%

 13.7%

     5.0%

1.8%

$246.6

$349.6

Total

-

-

-

-

-

-

-

RMBS

100.0%

-

       -

-

-

3.9

3.9

High-Yield Debt

10.1%

      -

   29.1%

-

0.2%

25.3

33.7

Inv Grade Debt

31.1%

29.8%

      6.8%

1.8%

1.4%

$188.2

$252.9

Bank Loans

BBB

A

AA

AAA

% General
Account

Market
Value

Book
Value

Collateral

Appendix

PLIC Closed Block investments
primarily fixed income

Bonds $6,389

79%

Policy Loans $1,403

17%

Invested Assets:  $8.1 Billion

$ in millions

Market value as of September 30, 2009

Cash & Cash Equivalents

Venture Capital

Stock

Mortgages & Real Estate

Other Invested Assets

$21

$175
$8

$7

$136

0%

2%

0%

0%

2%

PLIC Closed Block portfolio
high quality

Percentages based on GAAP Value

As of September 30, 2009

              32.1

              67.9

              36.1

              63.9

                 6.4

              93.6%

2008

              32.3

              67.7

              39.3

              60.7

                 9.1

              90.9%

3Q 2009

              30.7

              28.7

Private Bonds

              69.3

              71.3

Public Bonds

              32.4

              23.4

Percentage of BIG in NAIC 4-6

              67.6

              76.6

Percentage of BIG in NAIC 3

                 6.8

                 7.4

Below Investment Grade (BIG) Bonds

              93.2%

              92.6%

Investment Grade Bonds

2006

2007

PLIC Closed Block portfolio
diversified

U.S. Corporates

54%

Foreign Corporates

12%

ABS

5%

  Emerging Markets

8%

1 Includes $19.6 million of Home Equity Asset Baked Securities

Market value as of September 30, 2009

$ in millions

Below Investment Grade Bonds

              14.1

899.9

Financials

                 1.7

111.3

Asset Backed Securities

                 1.6

101.1

CBO/CDO/CLO’s

                 5.0

320.0

Utilities

              11.7

745.5

Commercial MBS

              14.7

940.6

Foreign Corporates

Bond Portfolio

Phoenix Closed Block

           100.0%

$6,388.6

Total

                 1.6

99.6

Emerging Markets

                 2.0

127.9

Taxable Municipals

As of September 30, 2009

                 5.4

341.9

U.S. Treasuries / Agencies

              17.0

1,088.4

Residential MBS1

$1,612.4

              25.2%

Industrials

Bonds by Rating

NAIC 1

62.9%

NAIC 2

30.2%

NAIC 3 & Lower

6.9%

RMBS

9%

CLO/CDO

12%